UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2008 (March 3, 2008)
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
     On March 3, 2008, Genesco Inc., a Tennessee corporation (the “Company”), The Finish Line, Inc., an Indiana corporation (“Finish Line”), Headwind, Inc., a Tennessee corporation and a wholly-owned subsidiary of Finish Line (“Merger Sub”), and UBS Securities LLC and UBS Loan Finance LLC (collectively, “UBS”), entered into a Settlement Agreement (the “Settlement Agreement”) relating to the Agreement and Plan of Merger, dated as of June 17, 2007, by and among the Company, Finish Line and Merger Sub (the “Merger Agreement”). The material terms of the Settlement Agreement are as follows: (i) the Merger Agreement, the financing commitment from UBS to Finish Line and various related litigation will be terminated; (ii) UBS and Finish Line will pay the Company an aggregate of $175 million in cash along with a number of Class A shares of Finish Line common stock equal to 12.0% of the total post-issuance Finish Line outstanding shares of common stock; (iii) the Company and Finish Line agreed to enter into a mutual standstill agreement; (iv) the payment of cash and shares required by the settlement is expected to occur on Friday, March 7, 2008; (v) it is currently anticipated that the Class A shares of Finish Line will be remitted to the Company’s shareholders as soon as reasonably practicable following the registration of such shares by Finish Line; and (vi) the Settlement Agreement provides for customary mutual releases of the parties.
     The foregoing description of the Settlement Agreement is subject to, and is qualified in its entirety by, the full text of the Settlement Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.
     On March 4, 2008, the Company issued a press release announcing that it had entered into the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

Exhibit Number	Description

10.1	Settlement Agreement, dated March 3, 2008, by and among Genesco Inc., The Finish Line, Inc., Headwind, Inc., UBS Securities LLC and UBS Loan Finance LLC.

99.1	Press Release dated March 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: March 4, 2008	By:	/s/ Roger G. Sisson
		Name:	Roger G. Sisson
		Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

10.1	Settlement Agreement, dated March 3, 2008, by and among Genesco Inc., The Finish Line, Inc., Headwind, Inc., UBS Securities LLC and UBS Loan Finance LLC.

99.1	Press Release dated March 4, 2008.

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